Exhibit 99.2 2Q 2019 Earnings Call Supplemental Presentation July 31, 2019Exhibit 99.2 2Q 2019 Earnings Call Supplemental Presentation July 31, 2019

Safe Harbor Statement This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations,  financial performance, and trends. No representation is made that the information in this document is complete. For additional financial,  statistical,  and business information, please see the Company’s most recent Annual Report on Form 10‐K and Quarterly Reports on Form 10‐Q  filed with the U.S.  Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time.  Such reports are or will  be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward‐looking statements” within the  meaning  of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words  such as  “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,”  “believes,” “estimates,” “outlook,” and similar expressions may  be used to identify these forward‐looking statements. Such forward‐looking statements are about matters that are inherently subject to risks  and  uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ  from the  expectations expressed or implied in such forward‐looking statements include, but are not limited to, the following: changes in general  economic  conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and  servicing  software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent  in making  loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic  conditions;  risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards;  risks  relating to the Company’s asset‐backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources  of liquidity  become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or  local laws,  regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented,  and  enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and  Jobs Act; the  timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends  affecting  delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served  by the  Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the impact  of a  prolonged shutdown of the federal government; risks related to acquisitions; changes in operating and administrative expenses; and the departure,  transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the  SEC. The Company  cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the  Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or  revise any  forward‐looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change  without notice.  This document has not been approved by any regulatory or supervisory authority. 2Safe Harbor Statement This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10‐K and Quarterly Reports on Form 10‐Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward‐looking statements. Such forward‐looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward‐looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset‐backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the impact of a prolonged shutdown of the federal government; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward‐looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

2Q 19 Highlights

dollars in millions (except per share amounts)	2Q 19	2Q 18	$ Chg B/(W)	% Chg B/(W)
Average Finance Receivables	$934.4	$818.0	$116.4	14.2%
Interest & Fee Income	76.0	66.8	9.1	13.7%
Total Revenue	84.3	72.4	11.9	16.4%
Provision for Credit Losses	25.7	20.2	(5.5)	(27.3%)
G&A Expense	37.7	33.2	(4.5)	(13.6%)
Interest Expense	9.8	7.9	(1.9)	(23.4%)
Net Income	8.4	8.5	(0.1)	(1.3%)
ROA	3.4%	4.0%	(0.6%)	(15.0%)
ROE	11.5%	13.4%	(1.9%)	(14.2%)
Diluted EPS	**$0.70**	**$0.70**	-	**0.0%**

- **Net income of $8.4 million, or $0.70 diluted EPS**
- **Total revenue growth of 16.4% driven by $126.2 million year-over-year portfolio growth**
  - Interest and fee income up 13.7% year-over-year on 14.2% increase in average finance receivables
  - Insurance income, net increased 75.8% to $5.1 million primarily due to a $1.4 million reduction in non-file insurance claims (corresponding increase in net credit losses and was neutral to net income)
- **Provision for credit loss is up 27.3%, or $5.5 million, primarily due to:**
  - 14.9% increase in finance receivables plus $1.4 million of reduced non-file insurance usage, as noted above
- **Annualized G&A expenses as a percentage of average finance receivables was flat to prior-year period at 16.2%**
  - Q2 2019 includes $1.3 million of expense from 16 net new branches that opened since the prior-year period
- **Interest expense increase of 23.4% due to portfolio growth and Fed rate increases**

3

17 Consecutive Quarters of Year-Over-Year Double-Digit Portfolio Growth

	Ending Finance Receivables										vs. 1Q 19		vs. 2Q 18	
in millions	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	$ Chg I/(D)	% Chg I/(D)	$ Chg I/(D)	% Chg I/(D)
Small Loans (≤ $2,500)	$336	$349	$363	$376	$360	$385	$414	$438	$422	$431	$10	2.3%	$47	12.1%
Large Loans (≥ $2,500)	$242	$268	$309	$347	$364	$392	$411	$438	$441	$499	$58	13.2%	$107	27.2%
Core Loan Products	**$578**	**$617**	**$672**	**$723**	**$724**	**$777**	**$825**	**$876**	**$862**	**$930**	**$68**	**7.8%**	**$153**	**19.7%**
Automobile Loans	$86	$80	$72	$61	$49	$39	$32	$26	$21	$16	($5)	(23.5%)	($24)	(60.2%)
Retail Loans	$31	$30	$31	$33	$32	$31	$31	$30	$29	$28	($2)	(5.3%)	($3)	(10.5%)
Total	**$695**	**$727**	**$775**	**$817**	**$805**	**$847**	**$888**	**$932**	**$912**	**$973**	**$61**	**6.7%**	**$126**	**14.9%**
Total YoY Δ ($)	**$88**	**$81**	**$79**	**$100**	**$110**	**$120**	**$113**	**$115**	**$107**	**$126**				
Total YoY Δ (%)	**14.4%**	**12.5%**	**11.3%**	**13.9%**	**15.8%**	**16.6%**	**14.6%**	**14.0%**	**13.3%**	**14.9%**				

- 17 consecutive quarters of year-over-year double-digit growth
- Strong core loan growth of nearly 20% from prior year

4

12 Consecutive Quarters of Year-Over-Year Double-Digit Revenue Growth

REGIONAL MANAGEMENT



Revenue
$90.0
$85.0
$80.0
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
Millions
$65.8
$65.3
$69.2
$72.1
$72.6
$72.4
$77.9
$83.7
$81.7
$84.3
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Interest and Fee Income
Insurance Income
Other Income

	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19
Sequential Δ	2.8%	(0.7%)	5.9%	4.2%	0.7%	(0.3%)	7.6%	7.5%	(2.4%)	3.1%
YoY Δ	16.1%	14.0%	10.8%	12.6%	10.3%	10.8%	12.6%	16.1%	12.6%	16.4%

- Total revenue increased 16.4% vs. prior-year period
- Interest and fee yield decreased 20 basis points vs. the prior-year period, as our large loan portfolio growth has outpaced our higher yielding small loans



Average Finance Receivables
$1,000
$900
$800
$700
$600
Millions
$709
$708
$754
$797
$814
$818
$869
$913
$925
$934
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19

	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19
Sequential Δ	0.3%	(0.2%)	6.5%	5.7%	2.2%	0.4%	6.2%	5.0%	1.4%	1.0%
YoY Δ	14.9%	13.3%	11.8%	12.7%	14.8%	15.6%	15.3%	14.5%	13.6%	14.2%



Total Revenue and Interest & Fee Yields
40.0%
37.5%
35.0%
32.5%
30.0%
37.1%
36.9%
36.7%
36.2%
35.7%
35.4%
35.9%
36.7%
35.4%
36.1%
33.4%
33.8%
33.8%
33.3%
32.5%
32.7%
33.2%
32.9%
32.1%
32.5%
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Total Revenue Yield
Interest and Fee Yield

	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19
Sequential Δ	0.9%	(0.2%)	(0.2%)	(0.5%)	(0.5%)	(0.3%)	0.5%	0.8%	(1.3%)	0.7%
YoY Δ	0.4%	0.2%	(0.3%)	-	(1.4%)	(1.5%)	(0.8%)	0.5%	(0.3%)	0.7%

Note: Table above reflects changes in total revenue yield

5

Year‐Over‐Year Credit Trends • Annualized net credit loss rate increased 1.2% vs. prior‐year period. The increase includes 0.6% of additional non‐file insurance  claims (bankruptcy losses) that shifted to net credit losses following the business policy change implemented in 4Q 18.  14.0% Net Credit Loss Rates  12.0% 10.9% 10.9% 10.7% 10.2% 9.9% 9.5% 9.1% 10.0% 9.0% 7.8% 7.7% 8.0% 6.0% 4.0% 2.0% Net Credit Losses 0.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Sequential Δ  1.1% (1.0%) (2.1%) 1.2% 1.2% (0.7%) (1.8%) 1.4% 1.8% (0.2%) Year/Year Δ  1.2% 1.3% (0.2%) (0.8%) (0.7%) (0.4%) (0.1%) 0.1% 0.7% 1.2% Net credit loss rate above includes:   Non‐file claims 0.5% 0.9%0.5%0.4%0.3%0.2%0.3%0.8%0.7%0.8%   Bulk debt sale proceeds ‐ ‐ (0.5%) ‐‐‐‐‐‐‐   Hurricane losses ‐‐‐‐ 0.4% 0.5% ‐ 0.1% 0.4% 0.6% 6 Annualized % of AFRYear‐Over‐Year Credit Trends • Annualized net credit loss rate increased 1.2% vs. prior‐year period. The increase includes 0.6% of additional non‐file insurance claims (bankruptcy losses) that shifted to net credit losses following the business policy change implemented in 4Q 18. 14.0% Net Credit Loss Rates 12.0% 10.9% 10.9% 10.7% 10.2% 9.9% 9.5% 9.1% 10.0% 9.0% 7.8% 7.7% 8.0% 6.0% 4.0% 2.0% Net Credit Losses 0.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Sequential Δ 1.1% (1.0%) (2.1%) 1.2% 1.2% (0.7%) (1.8%) 1.4% 1.8% (0.2%) Year/Year Δ 1.2% 1.3% (0.2%) (0.8%) (0.7%) (0.4%) (0.1%) 0.1% 0.7% 1.2% Net credit loss rate above includes: Non‐file claims 0.5% 0.9%0.5%0.4%0.3%0.2%0.3%0.8%0.7%0.8% Bulk debt sale proceeds ‐ ‐ (0.5%) ‐‐‐‐‐‐‐ Hurricane losses ‐‐‐‐ 0.4% 0.5% ‐ 0.1% 0.4% 0.6% 6 Annualized % of AFR

Year‐Over‐Year Credit Trends $70.0 $30.0 35.0% Allowance as % of Ending Finance Receivables Provision for Credit Losses 14.0% 30.5% 30.3% 29.1% 29.1% $60.0 28.6% 28.5% 30.0% 28.3% 27.9% $25.0 $25.7  $58.3  12.0% 27.0% 26.9% $57.2  $56.4  $55.3  $23.7  $23.6  $23.3  $50.0 25.0% 10.0% $48.9  $48.5  $20.0 $47.8  $47.4  $20.2  $20.2  $19.5  $19.5  $19.1  $18.6  $40.0 20.0% $42.0  $41.0  8.0% $15.0 6.3% 6.2% 6.2% 6.1% 6.0% 5.9% 5.9% 5.9% 15.0% $30.0 5.8% 5.7% 6.0% 11.0% 10.8% 10.9% 10.7% 10.5% 10.4% $10.0 10.1% 9.8% 9.9% 9.6% 10.0% $20.0 4.0% $5.0 5.0% $10.0 2.0% $0.0 0.0% $0.0 0.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Provision % of Revenue % of AFR (1) Allowance for Credit Losses % of EFR % of EFR 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 % of Revenue 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Sequential Δ 0.2%  (0.1%) 0.3%  (0.1%) (0.1%) (0.2%) 0.5%  0.1%  (0.1%) (0.3%) Sequential Δ (1.2%) (0.6%) 0.6%  (2.1%) (0.1%) 1.0%  2.4%  (2.0%) 0.3%  1.9%  YoY Δ (0.1%) 0.2%  0.5%  0.3%  ‐ (0.1%) 0.1%  0.3%  0.3%  0.2%  YoY Δ 4.8%  5.1%  2.8%  (3.3%) (2.2%) (0.6%) 1.2%  1.3%  1.7%  2.6%  (1) % of AFR  1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Sequential Δ (0.2%) (0.3%) 0.2%  (0.9%) (0.2%) 0.3%  1.0%  (0.5%) (0.3%) 0.9%  YoY Δ 1.9%  1.9%  1.0%  (1.2%) (1.2%) (0.6%) 0.2%  0.6%  0.5%  1.1%  (1) The percentage of average finance receivables has been annualized 7 Allowance for Credit Losses (in millions) Allowance as % of EFR Provision for Credit Losses (in millions) % of Revenue and AFRYear‐Over‐Year Credit Trends $70.0 $30.0 35.0% Allowance as % of Ending Finance Receivables Provision for Credit Losses 14.0% 30.5% 30.3% 29.1% 29.1% $60.0 28.6% 28.5% 30.0% 28.3% 27.9% $25.0 $25.7 $58.3 12.0% 27.0% 26.9% $57.2 $56.4 $55.3 $23.7 $23.6 $23.3 $50.0 25.0% 10.0% $48.9 $48.5 $20.0 $47.8 $47.4 $20.2 $20.2 $19.5 $19.5 $19.1 $18.6 $40.0 20.0% $42.0 $41.0 8.0% $15.0 6.3% 6.2% 6.2% 6.1% 6.0% 5.9% 5.9% 5.9% 15.0% $30.0 5.8% 5.7% 6.0% 11.0% 10.8% 10.9% 10.7% 10.5% 10.4% $10.0 10.1% 9.8% 9.9% 9.6% 10.0% $20.0 4.0% $5.0 5.0% $10.0 2.0% $0.0 0.0% $0.0 0.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Provision % of Revenue % of AFR (1) Allowance for Credit Losses % of EFR % of EFR 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 % of Revenue 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Sequential Δ 0.2% (0.1%) 0.3% (0.1%) (0.1%) (0.2%) 0.5% 0.1% (0.1%) (0.3%) Sequential Δ (1.2%) (0.6%) 0.6% (2.1%) (0.1%) 1.0% 2.4% (2.0%) 0.3% 1.9% YoY Δ (0.1%) 0.2% 0.5% 0.3% ‐ (0.1%) 0.1% 0.3% 0.3% 0.2% YoY Δ 4.8% 5.1% 2.8% (3.3%) (2.2%) (0.6%) 1.2% 1.3% 1.7% 2.6% (1) % of AFR 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Sequential Δ (0.2%) (0.3%) 0.2% (0.9%) (0.2%) 0.3% 1.0% (0.5%) (0.3%) 0.9% YoY Δ 1.9% 1.9% 1.0% (1.2%) (1.2%) (0.6%) 0.2% 0.6% 0.5% 1.1% (1) The percentage of average finance receivables has been annualized 7 Allowance for Credit Losses (in millions) Allowance as % of EFR Provision for Credit Losses (in millions) % of Revenue and AFR

Seasonal Pattern of Delinquency

- 2Q 19 delinquency is up slightly from the prior year
  - 30+ days past due of 6.4% is 10 bps higher than prior year
  - 90+ days past due of 2.7% is 10 bps higher than prior year
  - Sequentially, 30+ days past due improved 60 bps; 90+ days past due improved 80 bps compared to 1Q 19



30+ & 90+ Delinquency Rates
Delinquency in Millions
% of Ending Finance Receivables
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
$21.2
$19.6
$22.7
$27.5
$26.4
$22.0
$25.5
$32.3
$31.6
$26.2
6.5%
6.5%
6.8%
7.5%
6.5%
6.3%
7.1%
7.7%
7.0%
6.4%
3.0%
2.7%
2.9%
3.4%
3.3%
2.6%
2.9%
3.5%
3.5%
2.7%
$23.7
$27.7
$30.3
$34.0
$26.4
$31.0
$37.6
$39.9
$31.9
$36.0
30-89 Days
90-179 Days
30+ DQ %
90+ DQ %

30+ DQ	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19
Sequential Δ	(0.9%)	-	0.3%	0.7%	(1.0%)	(0.2%)	0.8%	0.6%	(0.7%)	(0.6%)
YoY Δ	0.3%	(0.3%)	(0.3%)	0.1%	-	(0.2%)	0.3%	0.2%	0.5%	0.1%

90+ DQ	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19
Sequential Δ	(0.5%)	(0.3%)	0.2%	0.5%	(0.1%)	(0.7%)	0.3%	0.6%	-	(0.8%)
YoY Δ	-	-	(0.2%)	(0.1%)	0.3%	(0.1%)	-	0.1%	0.2%	0.1%

8

Achieving Operating Leverage While Investing in Our Business Operating Expense Ratio $50.0 60.0% 50.0% $40.0 $38.2 $37.7 $36.6 40.0% $35.9 $34.6 $34.0 $33.8 $33.2 $30.0 $31.6 $31.5 30.0% $20.0 17.9% 18.0% 17.7% 17.1% 17.0% 20.0% 16.5% 16.5% 16.2% 16.1% 16.2% $10.0 10.0% $0.0 0.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 As % of AFR (1) 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Year/Year Δ  (1.6%) (1.0%) (0.1%) 0.8% (0.7%) (1.7%) (1.5%) (1.0%) (0.5%)‐ (1) Annualized general and administrative expenses as a percentage of average finance receivables 9 Millions % of AFRAchieving Operating Leverage While Investing in Our Business Operating Expense Ratio $50.0 60.0% 50.0% $40.0 $38.2 $37.7 $36.6 40.0% $35.9 $34.6 $34.0 $33.8 $33.2 $30.0 $31.6 $31.5 30.0% $20.0 17.9% 18.0% 17.7% 17.1% 17.0% 20.0% 16.5% 16.5% 16.2% 16.1% 16.2% $10.0 10.0% $0.0 0.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 As % of AFR (1) 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Year/Year Δ (1.6%) (1.0%) (0.1%) 0.8% (0.7%) (1.7%) (1.5%) (1.0%) (0.5%)‐ (1) Annualized general and administrative expenses as a percentage of average finance receivables 9 Millions % of AFR

Interest Expense



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of AFR
$5.2
$5.2
$6.7
$6.8
$7.2
$7.9
$8.7
$9.6
$9.7
$9.8
2.9%
3.0%
3.5%
3.4%
3.5%
3.9%
4.0%
4.2%
4.2%
4.2%
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Interest Expense
Interest Expense % of AFR (1)

% of AFR (1)	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19
YoY Δ	(0.2%)	(0.1%)	0.5%	0.4%	0.6%	0.9%	0.5%	0.8%	0.7%	0.3%

- 2Q 19 increased 0.3% from the prior-year period primarily due to Fed rate increases
- Currently have $350 million notional amount of interest rate caps to hedge against rapid rate increases

(1) Annualized interest expense as a percentage of average finance receivables

10

Strong Funding Profile


Debt Capacity
$500
$400
$300
$200
$100
$0
Millions
$155
$193
$101
$179
$69
$188
$59
$224
$34
$257
$120
$287
$43
$312
$95
$339
$94
$294
$74
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Undrawn Senior Revolver Capacity
Undrawn Warehouse Capacity

- As of June 30, 2019, total undrawn capacity was $368 million (subject to borrowing base)
- Increased fixed rate debt from 31% to 42% over the last twelve months


Funded Debt Ratios
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.69
2.37
0.69
2.39
0.69
2.37
0.68
2.38
2016
2017
2018
2Q 19
Funded Debt Ratio (Debt / Assets)
Funded Debt to Equity Ratio


Fixed vs Variable Debt
100%
80%
60%
40%
20%
0%
92.1%
7.9%
90.7%
9.3%
54.2%
45.8%
57.5%
42.5%
2016
2017
2018
2Q 19
% Fixed Debt
% Variable Debt

Interest Expense % (1)	3.0%	3.2%	3.9%	4.2%

(1) Annualized interest expense as a percentage of average finance receivables

11

AppendixAppendix

Consolidated Income Statements

REGIONAL MANAGEMENT

in thousands	2Q 19	2Q 18	YTD 18	YTD 17	YTD 16	YTD 15
Revenue						
Interest and fee income	$75,974	$66,829	$280,121	$249,034	$220,963	$195,794
Insurance income, net	5,066	2,882	14,793	13,061	9,456	11,654
Other income	3,234	2,705	11,792	10,364	10,099	9,858
Total revenue	84,274	72,416	306,706	272,459	240,518	217,306
Expenses						
Provision for credit losses	25,714	20,203	87,056	77,339	63,014	47,348
Personnel	22,511	19,390	84,068	75,992	68,979	69,247
Occupancy	6,210	5,478	22,519	21,530	20,059	17,313
Marketing	2,261	2,258	7,745	7,128	6,837	7,017
Other	6,761	6,089	25,952	26,305	22,757	22,021
Total G&A expenses	37,743	33,215	140,284	130,955	118,632	115,598
Interest expense	9,771	7,915	33,464	23,908	19,924	16,221
Income before income taxes	11,046	11,083	45,902	40,257	38,948	38,139
Income taxes	2,677	2,601	10,557	10,294	14,917	14,774
Net income	**$8,369**	**$8,482**	**$35,345**	**$29,963**	**$24,031**	**$23,365**

13

Consolidated Balance Sheets in thousands 2Q 19 2Q 18 2018 2017 2016 2015 Cash $694 $2,799 $3,657 $5,230 $4,446 $7,654 Gross finance receivables     1,300,043  1,121,711    1,237,526     1,066,650       916,954       785,042 Unearned finance charges and insurance premiums       (326,609)    (274,473)       (305,283)       (249,187)     (199,179)     (156,598) Finance receivables        973,   434      847,238       932,243       817,463       717,775       628,444 Allowance for credit losses         (57,200)      (48,450)        (58,300)        (48,910)        (41,250)        (37,452) Net finance receivables          916,234      798,788       873,943       768,553       676,525       590,992 Restricted cash           41,803        26,356           46,484           16,787            8,297         1   0,506 Lease assets           25,575               ‐                ‐                ‐                ‐                ‐ Property and equipment           14,132        12,072           13,926           12,294         1   1,693            9,049 Intangible assets             9,953        10,785           10,010           10,607            6,448            3,023 Deferred tax asset                 437               ‐                ‐                ‐                  33            1,982 Other assets           10,488        17,420            8,375           16,012            4,782            3,167 Total assets $1,019,316 $868,220 $956,395 $829,483 $712,224 $626,373 Long‐term debt $689,310 $595,765 $660,507 $571,496 $491,678 $411,177 Unamortized debt issuance costs           (7,357)         (7,437)          (9,158)          (4,950)          (2,152)          (2,692) Net long‐term debt          681,953      588,328       651,349       566,546       489,526       408,485 Lease liabilities           27,454               ‐                ‐                ‐                ‐                ‐ Accounts payable and accrued expenses           19,690        17,526           25,138           18,565         1   5,223         1   2,661 Deferred tax liability                  ‐          3   ,832                 747            4,961                ‐                ‐ Total liabilities          729,097      609,686       677,234       590,072       504,749       421,146 Common stock             1,349          1   ,333            1,332            1,321            1,300            1,291 Additional paid‐in capital          100,486        96,369           98,778           94,384         9   2,432         8   9,178 Retained earnings        220,   574      185,878       204,097       168,752       138,789       114,758 Treasury stock         (32,190)      (25,046)        (25,046)        (25,046)        (25,046)                ‐ Total stockholders' equity          290,219      258,534       279,161       239,411       207,475       205,227 Total liabilities and stockholders' equity $1,019,316 $868,220 $956,395 $829,483 $712,224 $626,373 14Consolidated Balance Sheets in thousands 2Q 19 2Q 18 2018 2017 2016 2015 Cash $694 $2,799 $3,657 $5,230 $4,446 $7,654 Gross finance receivables 1,300,043 1,121,711 1,237,526 1,066,650 916,954 785,042 Unearned finance charges and insurance premiums (326,609) (274,473) (305,283) (249,187) (199,179) (156,598) Finance receivables 973, 434 847,238 932,243 817,463 717,775 628,444 Allowance for credit losses (57,200) (48,450) (58,300) (48,910) (41,250) (37,452) Net finance receivables 916,234 798,788 873,943 768,553 676,525 590,992 Restricted cash 41,803 26,356 46,484 16,787 8,297 1 0,506 Lease assets 25,575 ‐ ‐ ‐ ‐ ‐ Property and equipment 14,132 12,072 13,926 12,294 1 1,693 9,049 Intangible assets 9,953 10,785 10,010 10,607 6,448 3,023 Deferred tax asset 437 ‐ ‐ ‐ 33 1,982 Other assets 10,488 17,420 8,375 16,012 4,782 3,167 Total assets $1,019,316 $868,220 $956,395 $829,483 $712,224 $626,373 Long‐term debt $689,310 $595,765 $660,507 $571,496 $491,678 $411,177 Unamortized debt issuance costs (7,357) (7,437) (9,158) (4,950) (2,152) (2,692) Net long‐term debt 681,953 588,328 651,349 566,546 489,526 408,485 Lease liabilities 27,454 ‐ ‐ ‐ ‐ ‐ Accounts payable and accrued expenses 19,690 17,526 25,138 18,565 1 5,223 1 2,661 Deferred tax liability ‐ 3 ,832 747 4,961 ‐ ‐ Total liabilities 729,097 609,686 677,234 590,072 504,749 421,146 Common stock 1,349 1 ,333 1,332 1,321 1,300 1,291 Additional paid‐in capital 100,486 96,369 98,778 94,384 9 2,432 8 9,178 Retained earnings 220, 574 185,878 204,097 168,752 138,789 114,758 Treasury stock (32,190) (25,046) (25,046) (25,046) (25,046) ‐ Total stockholders' equity 290,219 258,534 279,161 239,411 207,475 205,227 Total liabilities and stockholders' equity $1,019,316 $868,220 $956,395 $829,483 $712,224 $626,373 14

Balance Sheet Metrics

in thousands	2Q 19	2Q 18	2018	2017	2016	2015
Total assets	$1,019,316	$868,220	$956,395	$829,483	$712,224	$626,373
Less: Intangible assets	9,953	10,785	10,010	10,607	6,448	3,023
Tangible assets	1,009,363	857,435	946,385	818,876	705,776	623,350
Net long-term debt	681,953	588,328	651,349	566,546	489,526	408,485
Total stockholders' equity	290,219	258,534	279,161	239,411	207,475	205,227
Less: Intangible assets	9,953	10,785	10,010	10,607	6,448	3,023
Tangible common equity	$280,266	$247,749	$269,151	$228,804	$201,027	$202,204
Common shares outstanding	12,022	12,138	12,078	11,783	12,085	13,074
Debt to tangible common equity (tangible leverage)	2.43	2.37	2.42	2.48	2.44	2.02
Tangible common equity to tangible assets	0.28	0.29	0.28	0.28	0.28	0.32
Tangible common equity per share	23.31	20.41	22.28	19.42	16.63	15.47

15